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                                                                   EXHIBIT 10.55

                       FORM OF INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into as of ________________, ___, by and between PROXYMED, INC., a Florida corporation (the "Company"), and ____________________________ (the
"Indemnitee").

                                    RECITALS:

         WHEREAS, the Board of Directors of the Company (the "Board of Directors") has reviewed and analyzed the protection from liability available to directors or officers of the Company (hereinafter, "Directors" or "Officers") and its subsidiaries under the Company's existing corporate documents and applicable law; and

         WHEREAS, the Board of Directors has determined that the risks of litigation and possible liability for Directors or Officers arising out of the performance of their duties have substantially increased, and that the protection offered by the Company's existing corporate documents, applicable law, and liability insurance is not sufficient to fully protect Directors or Officers from liability; and

         WHEREAS, the Board of Directors has determined that highly competent persons will be difficult to attract and retain as Directors and/or Officers unless they are adequately protected against liabilities incurred in performance of their duties in such capacity; and

         WHEREAS, the Board of Directors has determined that the use of indemnification agreements will allow the Company to offer additional appropriate protection from liability to its Directors or Officers; and

         WHEREAS, the Indemnitee is a Director and/or Officer of the Company;
and

         WHEREAS, Article VII of the Company's Articles of Incorporation and
Article VII of the Company's Bylaws provide for indemnification of Directors and Officers of the Company acting in such capacity, or who are or were serving as a directors or officers of another corporation at the request of the Company; and

         WHEREAS, ss.607.0850 of the Florida Business Corporation Act (the "Statute") specifically provides that the indemnification provided by the Statute is not exclusive.

         NOW THEREFORE, in consideration of the Indemnitee's past and continued services to the Company, the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a Director or Officer of the Company for so long as he or she is duly elected or appointed, or until such time as he or she tenders his or her resignation in writing.
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2.   DEFINITIONS. For purposes of this Agreement:

     (a) The term "Defense Expenses" shall include, without limitation, reasonable legal fees and expenses incurred in connection with a Proceeding, including any expenses of establishing a right to indemnification under Section 7 of this Agreement, but shall not include the amount of Judgment against Indemnitee.

     (b) The term "Judgment" shall include damages, judgments, settlements or other amounts (including punitive or exemplary damages, where indemnifiable by law) resulting or arising from any Proceeding, but specifically excludes
     (i) the multiplied portion of any damage award; (ii) fines, penalties or taxes imposed by law; or (iii) matters which are not indemnifiable under applicable law.

     (c) The term "Losses" shall include all Defense Expenses and Judgments.

     (d) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a Director, Officer, employee or agent of the Company that imposes duties on, or involves services by, such Director, Officer, employee, or agent, including duties relating to any employee benefit plan, its participants or beneficiaries; and references to "not opposed to the best interest of the Company" describes the actions of a person who acts in good faith and in a manner he or she reasonably believes to be in the best interest of the Company, including participants and beneficiaries of an employee benefit plan.

     (e) The term "Proceeding" shall include (i) any written demand for monetary or non-monetary relief; (ii) any pending or completed action, suit or proceeding, including any appeals of the foregoing, whether brought by third parties or by or in the right of the Company; or (iii) any formal civil, criminal, administrative or regulatory proceeding or investigation, in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of any action taken by Indemnitee, or of any inaction on his or her part, while acting in his or her capacity as such a Director or Officer, or by reason of the fact that he or she is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not he or she is acting or serving in any such capacity at the time any liability or Defense Expenses are incurred for which indemnification or reimbursement can be provided under this Agreement.

3. INDEMNITY IN THIRD-PARTY PROCEEDING. Subject to Section 10, the Company shall indemnify Indemnitee in accordance with the provisions of this
     Section 3, if Indemnitee is a party to or threatened to be made a party to or otherwise in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a Director or Officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Losses, actually and reasonably incurred by Indemnitee.

4.   INDEMNITY IN PROCEEDING BY OR IN THE RIGHT OF THE COMPANY. Subject to
     Section 10, the Company shall indemnify Indemnitee in accordance with the provisions of this Section 4, if Indemnitee is a party to or threatened to be made a party to or otherwise in any Proceeding by or in the right of the

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     Company to procure a judgment in its favor by reason of the fact that
     Indemnitee is or was a Director or Officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Defense Expenses actually and reasonably incurred by Indemnitee.

5. INDEMNIFICATION OF DEFENSE EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or other matter therein, including dismissal without prejudice, Indemnitee shall be indemnified by the Company against all Defense Expenses incurred in connection therewith.

6. ADVANCE PAYMENT OF DEFENSE EXPENSES. Defense Expenses incurred by the Indemnitee in connection with any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding within thirty (30) days of Company's receipt of any invoice for reasonable and actual Defense Expenses incurred by Indemnitee; provided however, Indemnitee has, within ten (10) days after the Company's request, executed a written agreement satisfactory to the Company's counsel to repay all such amounts if it is ultimately determined that he or she is not entitled to be indemnified by the Company pursuant to Section 10 or under applicable law.

7.   INDEMNIFICATION PROCESS AND APPEAL.

     (a) Subject to Sections 10, 12 and 13, Indemnitee shall be entitled to indemnification of all Defense Expenses, and shall receive payment thereof, from the Company in accordance with this Agreement as soon as practicable after Indemnitee has made written demand on the Company for indemnification. Indemnitee shall not incur any Defense Expenses, admit any liability for, make any settlement offer with respect to, or settle any Proceeding with the Company's consent, which consent shall not be unreasonably withheld.

     (b) Notwithstanding the failure of the Company to provide indemnification hereunder, the right to indemnification and advances as provided by this Agreement shall be enforceable by Indemnitee in an action in any court of competent jurisdiction, despite any contrary determination of the Board of Directors, independent counsel, or of the shareholders in the specific case. In such an action, the burden of proving that indemnification is not required hereunder shall be on the Company.

8.   CHANGES IN THE LAW; PARTIAL INDEMNIFICATION.

     (a) In the event of any changes after the date of this Agreement in any applicable law, statute or rule (including judicial interpretation thereof) which expand the rights of the Company to indemnify its Directors and Officers, the Indemnitee's rights and the Company's obligations under this Agreement shall be expanded to include such changes in applicable law, statute or rule. In the event of any changes in any applicable law, statute or rule (including judicial interpretation thereof) which narrow the right of the Company to indemnify its Directors and Officers, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

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     (b) The indemnification provided by this Agreement shall not be deemed exclusive and shall be in addition to any rights to which the Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or Directors, applicable law, including without limitation the Statute, or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity while holding such directorship or office, where he or she acts or acted in that capacity at the Company's request.

     (c) If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Losses actually or reasonably incurred by the Indemnitee in the preparation, investigation, defense, or settlement of any Proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Losses to which the Indemnitee is entitled.

9. CONTRIBUTION. If the indemnification provided in Sections 3 and 4 hereof may not be paid to the Indemnitee under applicable law or hereunder, then in any Proceeding in which the Company is jointly liable with the Indemnitee, the Company shall contribute to the amount of reasonable Losses actually and reasonably incurred and paid or payable by the Indemnitee in such proportion as is appropriate to reflect (a) the relative benefits received by the Company on the one hand and the Indemnitee on the other hand from the transaction from which such Proceeding arises, and (b) the relative fault of the Company on the one hand and of the Indemnitee on the other in connection with the events which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Losses. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or any other method of allocation, which does not take account of the foregoing equitable considerations.

10. EXCLUSIONS. The Indemnitee shall not be entitled to indemnification nor contribution under this Agreement, and shall reimburse the Company for any Defense Expenses advanced or paid, in the following situations:

     (a) To the extent payment is actually made to the Indemnitee under an insurance policy (an "Insurance Policy") or any other method outside of this Agreement. Before payment is to be made under an Insurance Policy or such other method, if the Indemnitee is required to pay any amount, such as a deductible for example, that the Company would otherwise be obligated to pay, except for the exclusion in this Subsection (a), then the Company shall promptly advance to the Indemnitee the amount the Indemnitee is required to pay before such insurer's payment obligation is triggered. In the event that the Company makes any advance to the Indemnitee under this Subsection (a), the Indemnitee shall promptly execute an assignment, in a form satisfactory to the Company's counsel, under which the funds the Indemnitee later receives under such Insurance Policy or such other method are assigned to the Company in an amount not to exceed the amount which the Company advanced pursuant to this Subsection (a).

     (b) For any amounts paid in settlement of a Proceeding effected without the Company's prior written consent, which shall not be unreasonably withheld nor delayed.

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     (c) A court of competent jurisdiction in final adjudication determines that the Proceeding was brought about or contributed in fact (i) by any intentionally dishonest, fraudulent or criminal act or omission or any willful violation of any statute, rule or law by Indemnitee; or (ii) by any profit or remuneration gained by any Indemnitee to which such Indemnitee is not legally entitled.

     (d) In the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the Statute ("Liability for Unlawful Distributions") are applicable.

11. TERM. All obligations of the Company contained herein shall continue during the period the Indemnitee is a Director and/or Officer of the Company or of another corporation at the request of the Company and shall continue thereafter (a) until both parties agree in writing to terminate this Agreement, or (b) as long as the Indemnitee remains subject to any possible Proceeding.

12.  OBLIGATIONS OF THE INDEMNITEE.

     (a) No later than ten (10) calendar days after receipt by the Indemnitee of notice of the commencement of any Proceeding in which the Indemnitee is made or is threatened to be made a part of or a witness to, the Indemnitee shall notify the Company in writing of the commencement of such Proceeding and the request for indemnification, but the Indemnitee's failure to notify and/or to request indemnification from the Company as such shall not relieve the Company from any obligation to indemnify or advance Defense Expenses to the Indemnitee under this Agreement, except to the extent such delay in providing notice has caused actual damages to the Company through prejudice to the Company's rights under any contract or law or its ability to defend the Proceeding.

     (b) The Indemnitee shall reimburse the Company for all or an appropriate portion of the Defense Expenses advanced to the Indemnitee pursuant to
     Section 6 above if it is finally judicially adjudicated that the Indemnitee is not entitled to be indemnified, or not entitled to be fully indemnified because indemnification in the particular circumstances is not permitted under applicable law.

13.  DEFENSE OF CLAIM.

     (a) Except as otherwise provided below, in the case of any Proceeding commenced against the Indemnitee, the Company shall be entitled to participate therein at its own expense and, to the extent that it may wish, to assume the defense thereof. If the Company wishes to assume the defense of any Proceeding hereunder, the Company must give written notice to the Indemnitee of such assumption of defense and of its choice of counsel. Such choice of counsel must be approved in writing by the Indemnitee in his or her sole discretion, which will not be unreasonably withheld nor delayed, before the Company's assumption of defense hereunder may proceed. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding and the Indemnitee's approval of the Company's choice of counsel, the Company shall not be obligated to the Indemnitee under this Agreement for any Defense Expenses subsequently incurred by the Indemnitee in connection with the defense of the Proceeding, other than reasonable costs of investigation, travel and lodging Defense Expenses arising out of the Indemnitee's participation in such Proceeding, or as otherwise provided herein. The Indemnitee shall have the right to employ Indemnitee's own

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     independent counsel in such Proceeding but the fees and Defense Expenses of such counsel incurred after notice from the Company to the Indemnitee of its assumption of the defense of the Proceeding shall be at the Indemnitee's expense (i) unless the employment of such counsel has been requested by the Indemnitee and authorized in writing by the Company, or
     (ii) unless the Company has not employed counsel to assume the defense of such Proceeding, in which case the reasonable fees and Defense Expenses of Indemnitee's counsel shall be at the expense of the Company, or (iii) unless counsel for the Indemnitee has provided a written opinion to Company in accordance with applicable standards of professional conduct that there may be a conflict of interest between the Company and the Indemnitee in the defense of such Proceeding; and (iv) except for reasonable costs and Defense Expenses of counsel for Indemnitee to monitor the Proceeding (provided, however, that such counsel for Indemnitee will not appear as counsel of record in any such Proceeding).

     (b) In the event that independent counsel for the Indemnitee concludes that there may be a conflict of interest between the Company and the Indemnitee in the defense of a Proceeding, (i) the Company shall not have the right to assume and direct the defense of such Proceeding on behalf of the Indemnitee, and (ii) the Company shall indemnify the Indemnitee for all Defense Expenses, but the Company shall not be liable for any settlement or negotiated disposition of such Proceeding or any part thereof, effected without the written consent of the Company, which shall not be unreasonably withheld nor delayed.

13. SECURITY. To the fullest extent permitted by applicable law, the Company may from time to time, but shall not be required to, provide such insurance, collateral, letters of credit or other security devices as its Board of Directors may deem appropriate to support or secure the Company's obligations under this Agreement.

14. SEVERABILITY. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

15. NOTICES. Any notices or other communications required or desired hereunder shall be written and shall be given by (a) certified mail, return receipt requested, (b) overnight courier service, or (c) personal delivery. Such notice or communication shall be deemed to be given upon receipt or on the date of courier or personal delivery, as applicable, and shall be given at the following addresses:

         The Company:      ProxyMed, Inc.
                           2555 Davie Road, Suite 110B
                           Ft Lauderdale, Florida 33317
                           Attn: Rafael G. Rodriguez (or successor-in-interest)
                                 In-House Counsel

         Indemnitee:       ______________________________

                           ______________________________

                           ______________________________

                           ______________________________

or to such other address as either party may specify by written notice to the other party.

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16.  MISCELLANEOUS.

     (a) This Agreement shall be construed and enforced in accordance with the laws of the State of Florida with regard to its conflict of law provision.

     (b) This Agreement shall be binding upon and inure to the benefit of the Indemnitee, his or her heirs, personal representatives and permitted assigns, and upon the Company, its successors and assigns. No assignment of this Agreement or of any duty or obligation hereunder shall be made by the Indemnitee without the prior written consent of the Company, which shall not be unreasonably withheld.

     (c) This Agreement supersedes any other oral or written agreements between the Company and the Indemnitee which would restrict or lessen any of the rights granted to the Indemnitee hereunder.

     (d) This Agreement may be executed in any number of counterparts, each and all of which shall constitute one agreement.

     (e) No amendment, modification, termination or claimed waiver of any of the provisions hereof shall be valid unless in writing and signed by the party or an authorized representative of the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

                                          PROXYMED, INC.


                                          By:
                                                --------------------------------
                                                Rafael G. Rodriguez
                                                In House Counsel & Secretary


                                          INDEMNITEE:


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